                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            FORD MOTOR CREDIT COMPANY
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                                            38-1612444
-----------------------------------                          -----------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)



One American Road, Dearborn, Michigan                              48126
-------------------------------------                              -----
(Address or principal executive offices)                         (Zip Code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective upon         Exchange Act and is effective
filing pursuant to General                 pursuant to General Instruction
Instruction A.(c), please check the        A.(d), please check the following
following box. [X]                         box. [ ]

Securities Act registration statement file numbers to which this form relates:
333-50090
---------

Securities to be registered pursuant to Section 12(b) of the Act:


    Title of Each Class                      Name of Each Exchange
    to Be So Registered             on Which Each Class Is to Be Registered
    -------------------             ---------------------------------------

 7.60% Notes due March 1, 2032              New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:  None

Item 1.  Description of Registrant's Securities to be Registered.

         This Registration Statement relates to the 7.60% Notes due March 1, 2032 (the "Notes") issued by Ford Motor Credit Company (the "Company"). The Notes are described in the Company's Prospectus dated February 26, 2001 (the "Prospectus") under the heading "Description of Debt Securities" and in the Prospectus Supplement (the "Prospectus Supplement") dated February 22, 2002 to the Prospectus under the heading "Description of Notes." The Prospectus Supplement and the Prospectus were filed with the Securities and Exchange Commission pursuant to the Company's Registration Statement No. 333-50090 by the Company pursuant to Rule 424(b)(5) on February 25, 2002.


Item 2.  Exhibits


-----------------------------------------------------------------------------------------------------------------
DESIGNATION                         DESCRIPTION                           METHOD OF FILING
-----------------------------------------------------------------------------------------------------------------
Exhibit 3-A                         Restated Certificate of               Filed as Exhibit 3-A to Ford Motor
                                    Incorporation of Ford Motor           Credit Company Report on Form 10-K
                                    Credit Company.                       for the year ended December 31, 1987
                                                                          and incorporated herein by reference.
                                                                          File No. 1-6368.
-----------------------------------------------------------------------------------------------------------------
Exhibit 3-B                         By-Laws of Ford Motor Credit          Filed as Exhibit 3-B to Ford Motor
                                    Company as amended through March      Credit Company Report on Form 10-K
                                    2, 1988.                              for the year ended December 31, 1987 and
                                                                          incorporated herein by reference.
                                                                          File No. 1-6368.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A                         Form of Indenture dated as of         Filed as Exhibit 4-A to Ford Motor
                                    February 1, 1985 between Ford         Credit Company Registration Statement No.
                                    Motor Credit Company and              2-95568 and incorporated herein by
                                    Manufacturers Hanover Trust           reference.
                                    Company relating to Debt
                                    Securities.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-1                       Form of First Supplemental            Filed as Exhibit 4-B to Ford Motor
                                    Indenture dated as of April 1,        Credit Company Current Report on
                                    1986 between Ford Motor               Form 8-K dated April 29, 1986 and
                                    Credit Company and Manufacturers      incorporated herein by reference.
                                    Hanover Trust Company                 File No. 1-6368.
                                    supplementing the Indenture
                                    designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-2                       Form of Second Supplemental           Filed as Exhibit 4-B to Ford Motor
                                    Indenture dated as of September       Credit Company Current Report on
                                    1, 1986 between Ford Motor Credit     Form 8-K dated August 28, 1986 and
                                    Company and Manufacturers Hanover     incorporated herein by reference.
                                    Trust Company supplementing the       File No. 1-6368.
                                    Indenture designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-3                       Form of Third Supplemental            Filed as Exhibit 4-E to Ford Motor
                                    Indenture dated as of March 15,       Credit Company Registration Statement No.
                                    1987 between Ford Motor Credit        33-12928 and incorporated herein
                                    Company and Manufacturers Hanover     by reference.
                                    Trust Company supplementing the
                                    Indenture designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-4                       Form of Fourth Supplemental           Filed as Exhibit 4-F to Post-Effective
                                    Indenture dated as of April 15,       Amendment No. 1 to Ford Motor Credit
                                    1988 between Ford Motor               Company Registration No. 33-20081
                                    Credit Company and Manufacturers      and incorporated herein by reference.
                                    Hanover Trust Company
                                    supplementing the Indenture
                                    designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-5                       Form of Fifth Supplemental            Filed as Exhibit 4-G to Ford Motor
                                    Indenture dated as of September       Credit Company Registration Statement No.
                                    1, 1990 between Ford Motor            33-36946 and incorporated hereby
                                    Credit Company and Manufacturers      by reference.
                                    Hanover Trust Company
                                    supplementing the Indenture
                                    designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-6                       Form of Sixth Supplemental            Filed as Exhibit 4.1 to Ford Motor
                                    Indenture dated as of June 1,         Credit Company Current Report on
                                    1998 between Ford Motor               Form 8-K dated June 15, 1998 and
                                    Credit Company and The Chase          incorporated herein by reference.
                                    Manhattan Bank supplementing the      File No. 1-6368.
                                    Indenture designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------
Exhibit 4-A-7                       Form of Seventh Supplemental          Filed as Exhibit 4-I to Amendment
                                    Indenture dated as of January         No. 1 to Ford Motor Credit Company
                                    15, 2002 between Ford Motor           Form S-3 Registration Statement No.
                                    Credit Company and JPMorgan Chase     333-75234 and incorporated hereby by
                                    Bank supplementing the Indenture      reference.
                                    designated as Exhibit
                                    4-A.
-----------------------------------------------------------------------------------------------------------------

                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              FORD MOTOR CREDIT COMPANY



                                              By /s/ E. E. Smith-Sulfaro
                                                 ------------------------------
                                                   Name:   E. E. Smith-Sulfaro
                                                   Title:  Assistant Secretary



Dated:  March 12, 2002